Exhibit #99

                  Atlantic Energy, Inc. and Subsidiaries
                        Consolidating Balance Sheet
                             December 31, 1995
                          (thousands of dollars)

                                                       Atlantic
                                                        Energy,
                                                         Inc.
ASSETS
 Electric Utility Plant:                           $
  In Service                                               -
  Less Accumulated Depreciation                            -
  Net                                                      -
  Construction Work in Progress                            -
  Land Held for Future Use                                 -
  Leased Property-Net                                      -

 Electric Utility Plant-Net                                -
  Investment in Subsidiary Companies                    838,705
  Investment in Leveraged Leases                           -
  Nuclear Decommissioning Trust Fund                       -
  Nonutility Property and Equipment-Net                      18
  Other Investments and Funds                              -
Total Nonutility Property and
  Investments                                           838,723

Current Assets:
  Cash and Temporary Investments                            714
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                          -
    Allowance for Doubtful Accounts                        -
  Notes Receivable-Associated Companies                   7,500
  Advances-Associated Companies                           1,684
  Dividends Receivable-Subsidiaries                      20,225
  Accounts Receivable-Associated Companies               15,726
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                 -
  Working Funds                                            -
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                    -
  Other                                                   2,961
Total Current Assets                                     48,810

Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Unamortized Debt Costs                                  -
   Unrecovered State Excise Taxes                          -
   Recoverable Federal Income Taxes                        -
   Deferred Income Taxes                                   -
   Other Regulatory Assets                                 -
   Other                                                    365
Total Deferred Debits                                       365

Total Assets                                       $    887,898

                               Page 1 of 10

    Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)


                                                       Atlantic
                                                        Energy,
                                                         Inc.
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                                   $    563,436
    Other Equity                                           -
    Retained Earnings                                   249,741
    Total Common Equity                                 813,177
    Preferred Stock:
     Not Subject to Mandatory Redemption                   -
     Subject to Mandatory Redemption                       -
Long Term Debt                                             -
Total Capitalization                                    813,177

Current Liabilities:
  Preferred Stock Redemption Requirement                   -
  Long Term Debt                                         34,500
  Short Term Debt                                          -
  Accounts Payable                                         -
  Advances-Associated Companies                            -
  Notes Payable-Associated Companies                       -
  Accounts Payable-Associated Companies                  19,199
  Taxes Payable-Affiliates                                 -
  Taxes Accrued                                               3
  Interest Accrued                                          162
  Dividends Declared                                     20,225
  Employees Separation Costs                               -
  Other                                                     632
Total Current Liabilities                                74,721

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                    -
  Deferred Income Tax Credits                              -
  Capital Lease Obligations                                -
  Other                                                    -
Total Deferred Credits
   and Other Liabilities                                   -

Total Liabilities and Capitalization               $    887,898











                               Page 2 of 10

     Atlantic Energy, Inc. and Subsidiaries
                        Consolidating Balance Sheet
                             December 31, 1995
                          (thousands of dollars)


                                                    Atlantic City
                                                    Electric Co.
                                                    Consolidated
ASSETS
 Electric Utility Plant:
  In Service                                       $  2,429,176
  Less Accumulated Depreciation                        (794,479)
  Net                                                 1,634,697
  Construction Work in Progress                         119,270
  Land Held for Future Use                                6,941
  Leased Property-Net                                    40,878
 Electric Utility Plant-Net                           1,801,786

  Investment in Subsidiary Companies                      -
  Investment in Leveraged Leases                          -
  Nuclear Decommissioning Trust Fund                     61,802
  Nonutility Property and Equipment-Net                      50
  Other Investments and Funds                             2,027
Total Nonutility Property and
  Investments                                            63,879
Current Assets:

  Cash and Temporary Investments                          3,987
  Accounts Receivable:
    Utility Service                                      66,099
    Miscellaneous                                        16,017
    Allowance for Doubtful Accounts                      (3,300)
  Notes Receivable-Associated Companies                    -
  Advances-Associated Companies                            -
  Dividends Receivable-Subsidiaries                        -
  Accounts Receivable-Associated Companies                1,362
  Unbilled Revenues                                      41,515
  Fuel (at average cost)                                 25,459
  Materials and Supplies (at average cost)               25,434
  Working Funds                                          14,420
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                  31,434
  Other                                                  21,002
Total Current Assets                                    243,429

Deferred Debits:
   Unrecovered Purchased Power Costs                     99,817
   Unamortized Debt Costs                                38,924
   Unrecovered State Excise Taxes                        64,274
   Recoverable Federal Income Taxes                      85,858
   Deferred Income Taxes                                   -
   Other Regulatory Assets                               54,568
   Other                                                  9,372
Total Deferred Debits                                   352,813

Total Assets                                       $  2,461,907

                               Page 3 of 10

    Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)


                                                    Atlantic City
                                                    Electric Co.
                                                    Consolidated

LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                                    $    54,963
    Other Equity                                        491,712
    Retained Earnings                                   252,484
    Total Common Equity                                 799,159
    Preferred Stock:
     Not Subject to Mandatory Redemption                 40,000
     Subject to Mandatory Redemption                    114,750
Long Term Debt                                          802,356
Total Capitalization                                  1,756,265

Current Liabilities:
  Preferred Stock Redemption Requirement                 22,250
  Long Term Debt                                         12,247
  Short Term Debt                                        30,545
  Accounts Payable                                       60,831
  Advances-Associated Companies                            -
  Notes Payable-Associated Companies                       -
  Accounts Payable-Associated Companies                  11,574
  Taxes Payable-Affiliates                                 -
  Taxes Accrued                                           3,382
  Interest Accrued                                       19,961
  Dividends Declared                                     23,490
  Employees Separation Costs                              7,488
  Deferred Income Taxes                                   2,569
  Other                                                  17,806
Total Current Liabilities                               212,143

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                 354,218
  Deferred Income Tax Credits                            49,112
  Capital Lease Obligations                              40,227
  Other                                                  49,942
Total Deferred Credits
   and Other Liabilities                                493,499

Total Liabilities and Capitalization               $  2,461,907









                               Page 4 of 10

   Atlantic Energy, Inc. and Subsidiaries
                        Consolidating Balance Sheet
                             December 31, 1995
                          (thousands of dollars)

                                                      Atlantic
                                                       Energy
                                                     Enterprises
                                                        Inc.
                                                    Consolidated
ASSETS
 Electric Utility Plant:
  In Service                                       $      -
  Less Accumulated Depreciation                           -
  Net                                                     -
  Construction Work in Progress                           -
  Land Held for Future Use                                -
  Leased Property-Net                                     -
 Electric Utility Plant-Net                               -

  Investment in Subsidiary Companies                      -
  Investment in Leveraged Leases                         78,959
  Nuclear Decommissioning Trust Fund                      -
  Nonutility Property and Equipment-Net                  22,676
  Other Investments and Funds                            50,752
Total Nonutility Property and
  Investments                                           152,387

Current Assets:
  Cash and Temporary Investments                            990
  Accounts Receivable:
    Utility Service                                        -
    Miscellaneous                                         1,452
    Allowance for Doubtful Accounts                        -
  Notes Receivable-Associated Companies                    -
  Advances-Associated Companies                            -
  Dividends Receivable-Subsidiaries                        -
  Accounts Receivable-Associated Companies               19,207
  Unbilled Revenues                                        -
  Fuel (at average cost)                                   -
  Materials and Supplies (at average cost)                 -
  Working Funds                                               1
  Deferred Income Taxes                                    -
  Deferred Energy Costs                                    -
  Other                                                     129
Total Current Assets                                     21,779

Deferred Debits:
   Unrecovered Purchased Power Costs                       -
   Unamortized Debt Costs                                    80
   Unrecovered State Excise Taxes                          -
   Recoverable Federal Income Taxes                        -
   Deferred Income Taxes                                   -
   Other Regulatory Assets                                 -
   Other                                                  1,246
Total Deferred Debits                                     1,326

Total Assets                                       $    175,492
                               Page 5 of 10

     Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)


                                                      Atlantic
                                                       Energy
                                                     Enterprises
                                                        Inc.
                                                    Consolidated
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                                   $     48,762
    Other Equity                                            166
    Retained Earnings                                    (9,382)
    Total Common Equity                                  39,546
    Preferred Stock:
     Not Subject to Mandatory Redemption                   -
     Subject to Mandatory Redemption                       -
Long Term Debt                                           27,500
Total Capitalization                                     67,046

Current Liabilities:
  Preferred Stock Redemption Requirement                   -
  Long Term Debt                                         18,500
  Short Term Debt                                          -
  Accounts Payable                                           27
  Advances-Associated Companies                           1,684
  Notes Payable-Associated Companies                      7,500
  Accounts Payable-Associated Companies                   5,514
  Taxes Payable-Affiliates                                 -
  Taxes Accrued                                              65
  Interest Accrued                                          192
  Dividends Declared                                       -
  Employees Separation Costs                               -
  Other                                                   2,116
Total Current Liabilities                                35,598

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                  71,657
  Deferred Income Tax Credits                              -
  Capital Lease Obligations                                -
  Other                                                   1,191
Total Deferred Credits
   and Other Liabilities                                 72,848

Total Liabilities and Capitalization               $    175,492









                               Page 6 of 10

     Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)

                                              Eliminations and
                                              Reclassifications
                                             Debits       Credits

ASSETS
 Electric Utility Plant:
In Service                                 $    -    $    -
  Less Accumulated Depreciation                 -         -
  Net                                           -         -
  Construction Work in Progress                 -         -
  Land Held for Future Use                      -         -
  Leased Property-Net                           -         -
Electric Utility Plant-Net                      -         -

 Investment in Subsidiary Companies             -      838,705
 Investment in Leveraged Leases                 -         -
  Nuclear Decommissioning Trust Fund            -         -
  Nonutility Property and Equipment-Net         -         -
  Other Investments and Funds                   -         -
Total Nonutility Property and
  Investments                                   -      838,705

Current Assets:
  Cash and Temporary Investments                -         -
  Accounts Receivable:                          -         -
    Utility Service                             -         -
 Miscellaneous                                    8       -
    Allowance for Doubtful Accounts             -         -
  Notes Receivable-Associated Companies         -        7,500
  Advances-Associated Companies                 -        1,684
  Dividends Receivable-Subsidiaries             -       20,225
Accounts Receivable-Associated Companies        -       36,294
  Unbilled Revenues                             -         -
  Fuel (at average cost)                        -         -
  Materials and Supplies (at average cost)      -         -
  Working Funds                                 -         -
  Deferred Income Taxes                         -         -
  Deferred Energy Costs                         -         -
  Other                                         -         -
Total Current Assets                              8     65,703

Deferred Debits:
   Unrecovered Purchased Power Costs            -         -
   Unamortized Debt Costs                       -         -
   Unrecovered State Excise Taxes               -         -
   Recoverable Federal Income Taxes             -         -
   Deferred Income Taxes                        -         -
   Other Regulatory Assets                      -         -
   Other                                        -         -
Total Deferred Debits                           -         -

Total Assets                               $      8  $ 904,408

                               Page 7 of 10

    Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)

                                              Eliminations and
                                              Reclassifications
                                             Debits       Credits
LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                            $103,725 $     -
    Other Equity                             494,010      2,132
    Retained Earning s                       243,102       -
    Total Common Equity                      840,837      2,132
    Preferred Stock:
     Not Subject to Mandatory Redemption        -           -
     Subject to Mandatory Redemption            -           -
Long Term Debt                                  -           -
Total Capitalization                         840,837      2,132

Current Liabilities:
  Preferred Stock Redemption Requirement        -           -
  Long Term Debt                                -           -
  Short Term Debt                               -            -
  Accounts Payable                              -           -
  Advances-Associated Companies                1,684        -
  Notes Payable-Associated Companies           7,500        -
  Accounts Payable-Associated Companies       36,286        -
  Taxes Payable-Affiliates                      -           -
  Taxes Accrued                                 -           -
  Interest Accrued                              -           -
  Dividends Declared                          20,225        -
  Employees Separation Costs                    -           -
  Other                                         -           -
Total Current Liabilities                     65,695        -

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                         -           -
  Deferred Income Tax Credits                   -           -
Capital Lease Obligations                       -           -
  Other                                         -           -
Total Deferred Credits
   and Other Liabilities                        -           -

Total Liabilities and Capitalization       $ 906,532  $    2,132












                               Page 8 of 10

     Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)

                                                           Atlantic
                                                         Energy, Inc.
                                                         Consolidated
Assets
 Electric Utility Plant:
  In Service                                         $ 2,429,176
  Less Accumulated Depreciation                         (794,479)
  Net                                                  1,634,697
  Construction Work in Progress                          119,270
  Land Held for Future Use                                 6,941
  Leased Property-Net                                     40,878
  Electric Utility Plant-Net                           1,801,786

  Investment in Subsidiary Companies                        -
  Investment in Leveraged Leases                          78,959
  Nuclear Decommissioning Trust Fund                      61,802
  Nonutility Property and Equipment-Net                   22,744
  Other Investments and Funds                             52,779
Total Nonutility Property and
  Investments                                            216,284

Current Assets:
  Cash and Temporary Investments                           5,691
  Accounts Receivable:                                      -
    Utility Service                                       66,099
   Miscellaneous                                          17,477
    Allowance for Doubtful Accounts                       (3,300)
  Notes Receivable-Associated Companies                     -
  Advances-Associated Companies                             -
  Dividends Receivable-Subsidiaries                         -
Accounts Receivable-Associated Companies                    -
  Unbilled Revenues                                       41,515
  Fuel (at average cost)                                  25,459
  Materials and Supplies (at average cost)                25,434
  Working Funds                                           14,421
  Deferred Income Taxes                                     -
  Deferred Energy Costs                                   31,434
  Other                                                   24,092
Total Current Assets                                     248,322

Deferred Debits:
   Unrecovered Purchased Power Costs                      99,817
   Unamortized Debt Costs                                 39,004
   Unrecovered State Excise Taxes                         64,274
   Recoverable Federal Income Taxes                       85,858
   Other Regulatory Assets                                54,568
   Other                                                  10,983
Total Deferred Debits                                    354,504

Total Assets                                         $ 2,620,896


                               Page 9 of 10


                  Atlantic Energy, Inc. and Subsidiaries
                       Consolidating Balance Sheet
                            December 31, 1995
                         (thousands of dollars)


                                                       Atlantic
                                                        Energy,
                                                         Inc.
                                                     Consolidated

LIABILITIES & CAPITALIZATION:
  Capitalization:
  Common Equity:
    Common Stock                                     $  563,436
    Other Equity                                           -
    Retained Earnings                                   249,741
    Total Common Equity                                 813,177
    Preferred Stock:
     Not Subject to Mandatory Redemption                 40,000
     Subject to Mandatory Redemption                    114,750
Long Term Debt                                          829,856
Total Capitalization                                  1,797,783

Current Liabilities:
  Preferred Stock Redemption Requirement                 22,250
  Long Term Debt                                         65,247
  Short Term Debt                                        30,545
  Accounts Payable                                       66,858
  Advances-Associated Companies                            -
  Notes Payable- Associated Companies                      -
  Accounts Payable-Associated Companies                    -
  Taxes Payable-Affiliates                                 -
  Taxes Accrued                                           3,450
  Interest Accrued                                       20,315
  Dividends Declared                                     23,490
  Employees Separation Costs                              7,488
  Deferred Income Taxes                                   2,569
  Other                                                  20,554
Total Current Liabilities                               256,766

Deferred Credits and Other Liabilities:
  Deferred Income Taxes                                 425,875
  Deferred Income Tax Credits                            49,112
  Capital Lease Obligations                              40,227
  Other                                                  51,133
Total Deferred Credits
   and Other Liabilities                                566,347

Total Liabilities and Capitalization               $  2,620,896








                               Page 10 of 10

      Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1995
                          (thousands of dollars)
                                                       Atlantic
                                                        Energy,
                                                         Inc.

Operating Revenues
 Electric                                            $      -
 Other                                                      -
Total Operating Revenue                                     -

Operating Expenses:
 Energy                                                     -
 Purchased Capacity                                         -
 Operations                                                1,137
 Maintenance                                                -
 Depreciation and Amortization                                 1
 State Excise Taxes                                         -
 State Income Taxes                                         -
 Federal Income Taxes                                       (832)
 Other Taxes                                                -

Total Operating Expenses                                     308
Operating Income and Expense                                (308)

Other Income and Expense:
 AFDC Equity Funds                                          -
 Earnings from Subsidiary Companies                       97,997
 Miscellaneous Income-Net                                     39
Total Other Income and Expense                            98,036

Income Before Interest Charges                            97,728

Interest Charges:
 Interest on Long Term Debt                                  459
 Other Interest Expense                                      874
Total Interest Charges                                     1,333
Allowance for Borrowed Funds Used During Construction       -
Net Interest Charges                                       1,333

Preferred Dividends of Subsidiaries                      (14,627)
Net Income (Loss)                                         81,768
Preferred Dividend Requirements                             -

Income Available for Common Stock                    $    81,768

Retained Earnings Beginning of Period                $   249,181
Net Income (Loss)                                         81,768
Dividends-Common Stock                                   (81,208)
Dividends-Preferred Stock                                   -
Preferred Stock Expense                                     -
Other Changes                                               -
Retained Earnings, End of Period                     $   249,741

                                Page 1 of 5

     Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1995
                          (thousands of dollars)
                                                       Atlantic
                                                        City
                                                       Electric
                                                          Co.
                                                        Consol.
Operating Revenues
 Electric                                            $   953,779
 Other                                                      -
Total Operating Revenue                                  953,779

Operating Expenses:
 Energy                                                  191,766
 Purchased Capacity                                      190,570
 Operations                                              152,277
 Maintenance                                              34,414
 Depreciation and Amortization                            78,461
 State Excise Taxes                                      102,811
 State Income Taxes                                         -
 Federal Income Taxes                                     45,876
 Other Taxes                                               8,677
Total Operating Expenses                                 804,852
Operating Income and Expense                             148,927

Other Income and Expense:
 AFDC Equity Funds                                           817
 Earnings from Subsidiary Companies                         -
 Miscellaneous Income-Net                                 10,208
Total Other Income and Expense                            11,025

Income Before Interest Charges                           159,952

Interest Charges:
 Interest on Long Term Debt                               60,329
Other Interest Expense                                     2,550
Total Interest Charges                                    62,879
Allowance for Borrowed Funds Used During Construction     (1,679)
Net Interest Charges                                      61,200

Preferred Dividends of Subsidiaries                         -
Net Income (Loss)                                         98,752
Preferred Dividend Requirements                          (14,627)

Income Available for Common Stock                    $    84,125

Retained Earnings Beginning of Period                $   249,767
Net Income (Loss)                                         98,752
Dividends-Common Stock                                   (81,239)
Dividends-Preferred Stock                                (14,627)
Preferred Stock Expense                                     (169)
Other Changes                                                -
Retained Earnings, End of Period                     $   252,484

                                Page 2 of 5

      Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1995
                          (thousands of dollars)
                                                       Atlantic
                                                        Energy
                                                     Enterprises
                                                         Inc.
                                                     Consolidated

Operating Revenues
 Electric                                            $      -
 Other                                                     4,165
Total Operating Revenue                                    4,165

Operating Expenses:
 Energy                                                     -
 Purchased Capacity                                         -
 Operations                                                6,828
 Maintenance                                                 186
 Depreciation and Amortization                               769
 State Excise Taxes                                         -
 State Income Taxes                                          390
 Federal Income Taxes                                       (875)
 Other Taxes                                                 300
Total Operating Expenses                                   7,598
Operating Income and Expense                              (3,433)

Other Income and Expense:
 AFDC Equity Funds                                          -
 Earnings from Subsidiary Companies                         -
 Miscellaneous Income-Net                                  4,516
Total Other Income and Expense                             4,516

Income Before Interest Charges                             1,083

Interest Charges:
 Interest on Long Term Debt                                1,026
 Other Interest Expense                                      812
Total Interest Charges                                     1,838
Allowance for Borrowed Funds Used During Construction       -
Net Interest Charges                                       1,838

Preferred Dividends of Subsidiaries                         -
Net Income (Loss)                                           (755)
Preferred Dividend Requirements                             -

Income Available for Common Stock                    $      (755)

Retained Earnings Beginning of Period                $      -
Net Income (Loss)                                           (755)
Dividends-Common Stock                                      -
Dividends-Preferred Stock                                   -
Preferred Stock Expense                                     -
Other Changes                                              (8627)
Retained Earnings, End of Period                    $     (9,382)

                                Page 3 of 5

    Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1995
                          (thousands of dollars)
                                                     Elimination
                                                      & Reclass
                                                       Entries
                                                    (Debit)Credit

Operating Revenues
 Electric                                            $      (642)
 Other                                                    (4,165)
Total Operating Revenue                                   (4,807)

Operating Expenses:
 Energy                                                     -
 Purchased Capacity                                         -
 Operations                                                8,184
 Maintenance                                                 221
 Depreciation and Amortization                               770
 State Excise Taxes                                         -
 State Income Taxes                                          390
 Federal Income Taxes                                     (1,707)
 Other Taxes                                                 300
Total Operating Expenses                                   8,158
Operating Income and Expense                               3,351

Other Income and Expense:
 AFDC Equity Funds                                          -
 Earnings from Subsidiary Companies                      (97,997)
 Miscellaneous Income-Net                                 (6,521)
Total Other Income and Expense                          (104,518)

Income Before Interest Charges                          (101,167)

Interest Charges:
 Interest on Long Term Debt                                1,485
 Other Interest Expense                                    1,685
Total Interest Charges                                     3,170
Allowance for Borrowed Funds Used During Construction       -
Net Interest Charges                                       3,170

Preferred Dividends of Subsidiaries                         -
Net Income (Loss)                                        (97,997)
Preferred Dividend Requirements                           14,627

Income Available for Common Stock                    $   (83,370)

Retained Earnings Beginning of Period                $  (249,767)
Net Income (Loss)                                        (97,997)
Dividends-Common Stock                                    81,239
Dividends-Preferred Stock                                 14,627
Preferred Stock Expense                                      169
Other Changes                                              8,627
Retained Earnings, End of Period                     $  (243,102)

                                Page 4 of 5

     Atlantic Energy, Inc. and Subsidiaries
          Consolidating Statement of Income and Retained Earnings
                             December 31, 1995
                          (thousands of dollars)
                                                       Atlantic
                                                        Energy,
                                                         Inc.
                                                        Consol.
Operating Revenues
 Electric                                            $   953,137
 Other                                                      -
Total Operating Revenue                                  953,137

Operating Expenses:
 Energy                                                  191,766
 Purchased Capacity                                      190,570
 Operations                                              152,060
 Maintenance                                              34,379
 Depreciation and Amortization                            78,461
 State Excise Taxes                                      102,811
 State Income Taxes                                         -
 Federal Income Taxes                                     45,876
 Other Taxes                                               8,677
Total Operating Expenses                                 804,600
Operating Income and Expense                             148,537

Other Income and Expense:
 AFDC Equity Funds                                           817
 Earnings from Subsidiary Companies                         -
 Miscellaneous Income-Net                                  8,241
Total Other Income and Expense                             9,058

Income Before Interest Charges                           157,595

Interest Charges:
 Interest on Long Term Debt                               60,329
 Other Interest Expense                                    2,550
Total Interest Charges                                    62,879
Allowance for Borrowed Funds Used During Construction     (1,679)
Net Interest Charges                                      61,200

Preferred Dividends of Subsidiaries                      (14,627)
Net Income (Loss)                                         81,768
Preferred Dividend Requirements                             -

Income Available for Common Stock                    $    81,768

Retained Earnings Beginning of Period                $   249,181
Net Income (Loss)                                         81,768
Dividends-Common Stock                                   (81,208)
Dividends-Preferred Stock                                   -
Preferred Stock Expense                                     -
Other Changes                                               -
Retained Earnings, End of Period                     $   249,741

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